                                                                    EXHIBIT 99.1



                                  PRESS RELEASE



CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer (615.565.8645)

                  CAPITAL BANCORP, INC., NASHVILLE, TENNESSEE,
                      ANNOUNCES THIRD QUARTER 2005 RESULTS

Nashville, Tennessee, November 9, 2005 - Capital Bancorp, Inc. today issued the following statement:

Capital Bancorp, Inc. reported consolidated earnings and financial highlights for the quarter and nine months ended September 30, 2005. Capital Bancorp, Inc. is the parent company of Capital Bank & Trust Company and Capital Bancorp Capital Trust I.

The Company continues to report growth based on the increase in loans and deposits at its subsidiary, Capital Bank & Trust Company. Total assets have increased $71,247,000, or 19.0%, from $374,109,000 at December 31, 2004, to
$445,356,000 at September 30, 2005. Loans, net of allowance for possible loan losses and unearned interest and fees, increased $70,290,000, or about 24.3%, during the first nine months of 2005, ending the period at $359,628,000. Total deposits increased $75,034,000, or 26.8%, to $355,061,000 during the same period.

Pre-tax income for the nine months ended September 30, 2005, was $3,679,000 up 22.1% from $3,014,000 for the same period in 2004. Year to date after tax income through September 30, 2005, was $2,390,000 or $.66 diluted earnings per common share up 7.8% from $2,218,000 or $.66 diluted earnings per common share for the same period in 2004.

Earnings before income taxes for the third quarter of 2005 were $1,159,000, an increase of 8.8% over the same period in 2004. Net earnings for the quarter were $752,000 versus $938,000 for third quarter 2004. The decrease is attributable to a tax benefit realized in the third quarter of 2004.

In commenting on the Company's performance for the period, R. Rick Hart, Chairman, President and CEO, said: "I am delighted with our results year to date. Our growth for loans, deposits and income before taxes exceed 20% year to date. These solid results are reflective of our banking professionals' robust efforts."

Included with this press release is a copy of the Company's unaudited balance sheet and income statement for the periods indicated. This unaudited information should be read in conjunction with the notes to the consolidated financial statements presented in the Company's December 31, 2004 Annual Report on Form 10-K that was filed with the Securities and Exchange Commission



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on March 30, 2005.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course of business. The Company undertakes no obligation to correct or update this information.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. Capital Bank & Trust Company also operates a loan production office in Brentwood, Tennessee. Capital Bancorp, Inc. also has a wholly owned trust subsidiary, Capital Bancorp Capital Trust I, which was established in the second quarter of 2005 to facilitate the issuing of trust preferred securities. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.

                                      #####


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                              CAPITAL BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS


                                                                          UNAUDITED
                                                                         SEPTEMBER 30,         December 31,
(in thousands)                                                               2005                  2004
-----------------------------------------------------------------------------------------------------------
ASSETS
Loans, less allowance for possible loan losses
      and unearned interest and fees                                       $ 359,628             $ 289,338
Securities available-for-sale, at market value                                57,856                60,789
Loans held for sale                                                            2,227                 2,138
Interest-bearing deposits in financial institutions                              466                    45
Federal Funds Sold                                                                25                    --
Equity securities, at book value                                               2,767                 2,540
-----------------------------------------------------------------------------------------------------------
      Total earning assets                                                   422,969               354,850
-----------------------------------------------------------------------------------------------------------

Cash & due from banks                                                          7,169                 5,689
Investment in Capital Trust I (Unconsolidated Subsidiary)                        372                    --
Bank premises and equipment, net                                               5,253                 4,612
Cash Surrender Value of Life Insurance                                         4,734                 4,614
Interest receivable                                                            1,799                 1,569
Deferred income taxes                                                          1,383                 1,220
Other real estate                                                                196                   383
Other assets                                                                   1,481                 1,172
-----------------------------------------------------------------------------------------------------------
        Total Assets                                                       $ 445,356             $ 374,109
===========================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                   $ 355,061             $ 280,027
Securities Sold Under Repurchase Agreements                                    2,383                 2,808
Federal Funds Purchased                                                           --                21,980
Advances from Federal Home Loan Bank                                          44,615                41,536
Long-Term Subordinated Debentures                                             12,372                    --
Accrued interest and other liabilites                                          2,874                 1,970
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                            417,305               348,321

Stockholders' equity:
Preferred stock                                                                   --                    --
Common stock, no par value                                                    14,214                14,080
Retained earnings                                                             14,120                11,730
Net unrealized gains/(losses) on available-for-sale securities                  (283)                  (22)
-----------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                    28,051                25,788
-----------------------------------------------------------------------------------------------------------
        Total Liabilities and Stockholders' Equity                         $ 445,356             $ 374,109
===========================================================================================================


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                              CAPITAL BANCORP, INC.
                         CONSOLIDATED INCOME STATEMENTS

                                                                    NINE MONTHS ENDED                   QUARTER ENDED
                                                                      SEPTEMBER 30,                     SEPTEMBER 30,
--------------------------------------------------------------------------------------------------------------------------
                                                                        UNAUDITED                         UNAUDITED
(in thousands, except earnings per share)                          2005             2004               2005         2004
--------------------------------------------------------------------------------------------------------------------------
Interest and fees on loans                                        17,076          $ 10,860           $ 6,369       $3,891
Interest and dividends on securities:
    Taxable securities                                             1,475             1,384               480          517
    Exempt from Federal income taxes                                 234               199                79           75
Interest on loans held for sale                                       78                84                35           22
Interest on Federal funds sold                                        15                14                15            2
Interest on interest-bearing deposits in financial institutions       13                 7                 6            1
Interest and dividends on restricted equity securities                73                56                26           21
Interest on trust preferred securities                                 6                --                 5           --
--------------------------------------------------------------------------------------------------------------------------
 INTEREST INCOME                                                  18,970            12,604             7,015        4,529
--------------------------------------------------------------------------------------------------------------------------

 Interest on savings accounts                                        560                 5               429            2
 Interest on negotiable order of withdrawal accounts                  54                18                20            7
 Interest on money market accounts                                 1,086               890               357          324
 Interest on certificates of deposits over $100,000                2,076             1,295               807          422
 Interest on certificates of deposits - other                      2,146             1,212               798          438
 Interest on securities sold under repurchase agreements              28                13                12            5
 Interest on advances from FHLB                                    1,419               778               460          257
 Interest on federal funds purchased                                 188                38                11           27
 Interest on subordinated debentures                                 206                --               179           --
 Interest on other borrowings                                         11                --                --           --
--------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE                                                   7,774             4,249             3,073        1,482
--------------------------------------------------------------------------------------------------------------------------
Net interest income                                               11,196             8,355             3,942        3,047
Provision for loan losses                                          1,212               908               432          338
--------------------------------------------------------------------------------------------------------------------------
      Net interest income after provision for loan losses          9,984             7,447             3,510        2,709
--------------------------------------------------------------------------------------------------------------------------
Non-interest income:
    Service charges on deposit accounts                              819               912               285          329
    Other fees and commissions                                       263               255                86           83
    Gain on sales of loans                                           538               542               212          158
    Gains on securities called                                        14                --                 9           --
    Gain on sales of other real estate                                19                 1                13           --
--------------------------------------------------------------------------------------------------------------------------
      Total non-interest income                                    1,653             1,710               605          570
--------------------------------------------------------------------------------------------------------------------------
Non-interest expense:
    Employee salaries and benefits                                 4,793             3,318             1,782        1,200
    Occupancy expenses                                               764               641               329          219
    Furniture and equipment expenses                                 286               248                66           87
    Data processing expense                                          193               184                62           64
    Legal fees and expenses                                          198               189                86           64
    Professional fees                                                304               376               216          171
    Other operating expenses                                       1,409             1,176               410          405
    Loss on writedown of repossessed assets                           11                --                 5           --
    Loss on sale of other real estate                                 --                11                --            4
--------------------------------------------------------------------------------------------------------------------------
      Total non-interest expense                                   7,958             6,143             2,956        2,214
--------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                   3,679             3,014             1,159        1,065
Income tax expense                                                 1,289               796               407          127
--------------------------------------------------------------------------------------------------------------------------

Net income                                                       $ 2,390           $ 2,218            $  752       $  938
==========================================================================================================================

Basic earnings per common share                                  $  0.69           $  0.69            $ 0.22       $ 0.28
==========================================================================================================================

Diluted earnings per common share                                $  0.66           $  0.66            $ 0.21       $ 0.27
==========================================================================================================================